Sonic®
Automotive
Cadillac
Global Imports
Beverly Hills BMW
PORSCHE

Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
• This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.
• These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s management.
• These statements generally can be identified by lead-in words such as “believe,”
“expect” “anticipate,” “intend,” “plan,” “foresee” and other similar words.
Similarly, statements that describe our company’s objectives, plans or goals are also forward-looking statements.
• You are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a results of various factors. Among others, factors that could materially adversely affect actual results and performance include those risk factors that are listed in Sonic Automotive’s Form 10-K for the year ended December 31, 2006.

Sonic Automotive First Quarter 2007 Earnings Review May 1, 2007

The Quarter in Review
•
Earnings from Continuing Operations up
10.0%
•
Fixed Operations, Used Vehicles and F&I
driving top line and profit improvements
•
SG&A as a percent of gross profit
improved 90 basis points to 77.4%
•
Operating margin improved 10bps to
3.3%.

Strategy in Motion • Used Vehicle (Champion) process • Standard F&I menu • Fixed Operations • Single DMS • Digital Marketing • Growth through prudent acquisitions • ASI + CSI + MSI = ROI 2

Financial Performance
(amounts in millions, except per share data)
2007 2006
Better/
(Worse)
Revenue
$1,954 $1,886 $68
Gross Profit
$310 $298 $12
Operating Profit
   – Amount $64 $60 $4
   – Margin 3.3% 3.2%
Net Income
   – Continuing Operations $23.7 $21.5 $2.2
   – Total Operations 20.0 17.1 2.9
EPS
   – Continuing Operations $0.52 $0.49 $0.03
   – Total Operations 0.44 0.39 0.05
Q1
Up
4.2%
Up
3.6%
Up
7.7%
Up
10.0%

Same Store Revenue Growth
•
Solid performance across all business segments
•
Used and F&I processes driving improved performance in both areas
•
Service Capacity investment contributing to growth
2.1%
5.1%
5.4%
6.3%
3.3%
(13.8%)
2.2%
New Used Fixed
Operations
F&I Sub Total Wholesale Total

Used Vehicles
Process in Motion

Q1 07 Q1 06 Change
Champion Stores
Used to new ratio 0.53 0.49 0.04
Used retail volume 12,405 11,355 9.2%
Total Sonic
Used to new ratio 0.53 0.51 0.02
Used retail volume 17,008 16,144 5.4%
Memo:
Used to New Ratio
California 0.33 0.32 0.01
Total Luxury 0.56 0.50 0.06
Progress

Used Vehicles

Margin
Gross Per
Unit
Domestic (excl. Cadillac)
11.9% $1,846
Luxury Imports (incl. Cadillac)
8.6% $2,311
Other Imports 12.5% $1,772
Total 10.3% $1,995
Brand Mix - Used Revenue
18.4%
54.1%
27.5%
Domestic (excl. Cadillac)
Luxury Imports (incl. Cadillac)
Other Imports

F&I Process in Motion 7 F&I Per Unit $959 $969 $994 $940 $950 $960 $970 $980 $990 $1,000 Q1 2006 Q4 2006 Q1 2007 $35

Fixed Operations
Process in Motion
•
Revenue from Fixed Operations reached a sector
leading 15.1% of Total Revenue in Q1.
•
Total Customer Pay revenue grew over 11%;
Gross Profit increased nearly 12%.
•
A total of 102 incremental stalls were added in
2006;  138 more are planned for 2007.

Spend money where you make money

SG&A Expenses as % of Gross Profit 8.0% 70.3% 69.0% 8.4% Q1 2007 Q1 2006 All Other SG&A Rent 78.3% 77.4% 40 bps 130 bps 9 87.9% 86.8% Fixed Absorption

Inventory Management
Days Supply
Mar-07 Mar-06 Industry
New Vehicles
Domestic (excluding Cadillac) 61 61 80
Luxury (including Cadillac) 49 48 53
Other Imports 53 48 51
Overall 54 53 67
Used Vehicles 37 40
Parts 34 35

Debt to Capital Ratio* 39.4% 38.9% Q1 2007 Q4 2006 50 bps *Net of cash and excludes impact of FIN 48 11

Portfolio Enrichment Percent of Total Revenue 18% 17% 51% 52% 31% 31% Q1 2006 Q1 2007 Domestic Luxury Other Imports 12 100% 100% Luxury and Import at 83%

Summary
•
Execution of key initiatives continues
– Used vehicles, fixed operations, and F&I
•
Executing disciplined and prudent acquisition
strategy – targeting 10%-15% of revenue
•
Strategy is sound; team focused on delivering
results
•
Top priority: Improved profits and cash flow

Re-affirming Full Year Guidance
$2.48 - $2.58